UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017

GLOBAL QUEST, LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-55541	47-2845375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9200 E Mineral Ave., Suite 350 Centennial, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 352-9994

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Offi cers; Compensatory Arrangements of Certain Officers.

On August 7, 2017, Richard C. Weiner resigned as the Company’s Chief Executive Officer, President, Secretary and Treasurer of the Company and as member of the Board of Directors, effective immediately.

Item 8.01 Other Events.

On the date hereof, the Company filed a Form 15 Certifications and Notices of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 (“Form 15 Certifications”) and will take all other steps necessary to cease being subject to the periodic reporting requirements of the federal securities laws. Following the date hereof, the Company will cease filing any further periodic reports under the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL QUEST, LTD.

Dated: August 8, 2017	By:	/s/ Richard C. Weiner
Richard C. Weiner
Chief Executive Officer, President, Secretary & Treasurer (Principal Executive Officer) (Principal Financial and Accounting Officer)

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